CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this Form N-1A Registration Statement for Leuthold Funds.



                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
January 28, 2000